DREYFUS LARGE COMPANY VALUE FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

  It is a pleasure to have this opportunity to communicate with my fellow shareholders of the Dreyfus Large Company Value Fund.

  This letter accompanies the annual report of the Dreyfus Large Company Value Fund for the 12-month period ended October 31, 1998. During this period, your
Fund achieved a total return of 4.83%,* which compares with a total return of 22.01% for the Standard and Poor's 500 Composite Stock Price Index,** and 12.40%
for   the   Wilshire  Large  Company  Value  Index***  over  the  same  period.

  As always, the concentrated nature of the Fund, holding approximately 60 securities, will make it more volatile than the diversified indices referred to above which are both composed of approximately 500 securities. During most periods, therefore, the performance of the Fund will likely differ significantly from these indices.

  Value stocks underperformed growth stocks during the period. The margin was among the widest in memory. Any value manager who remained true to his or her discipline could not hope to have matched the returns of the S&P 500 Index over the past year. Your Fund remained true to its value discipline, and should be considered a pure value fund, according to our definition of value. There will be periods, the past year for example, when value stocks underperform the S&P 500 Index, even when our particular definition of value underperforms certain value stock indices. Regardless, the Fund provides your investment portfolio with the benefits of pure value stock exposure.

  The performance of the S&P 500 Index was largely driven by a relatively few so-called "mega cap" growth stocks or the very largest domestically traded companies. The S& P 500 Index and many of its major security components carry valuations well above those of any historic period by almost any financial measure, according to our calculations. This concentrated overvaluation, in our opinion, is reminiscent of the early 1970s' "nifty fifty" stocks, or oil stocks in the early 1980s. Both of those markets ended with quick and severe corrections of the overvalued securities. No one can predict such an occurrence today, but many market participants may conclude that the risk level of the S&P 500 Index, and many of its major security components, is high by historic standards. Regardless, at least for the time being, positive price momentum in this index and in many of these mega cap stocks has continued, despite the recent stock market correction and subsequent recovery.

  As for your Fund, most of the performance shortfall relative to the Wilshire Value Index occurred during the fourth quarter of 1997, as the portfolio was positioned for strong worldwide economic growth when the Asian economic problems surfaced. Several holdings during these months were among the poorest performing securities in the Fund for the fiscal year. These securities included electronic technology companies that have significant business in Asia, transportation issues which suffered from the possibility of a weakening economy, and several Latin American companies which were penalized simply because they are "emerging markets." The portfolio was subsequently reworked and performance relative to large company value indices was stabilized.

  Our disciplined investment process kept the Fund largely out of what we considered were overvalued mega cap securities. Unfortunately, many of these high-priced mega cap securities were the best performing stocks in the market, restraining the Fund' s relative performance. Quite often, disciplined value investment processes will underperform when the overall stock market reaches speculative overvaluation. There is better potential for outperformance as security prices settle and as economic change occurs. With the stock market having corrected and with interest rates having fallen, the universe of securities available within our investment discipline has broadened somewhat to include a few more of these mega cap names.

Economic Review

  The U.S. entered the year with a strong economy and at near full employment, which during the spring months led the Federal Reserve Board, our central bank, to contemplate raising short-term interest rates in order to keep growth and inflation in check. By mid-year, however, the impact of weak Asian economies on U.S. economic growth had already done the job, so the Fed left rates unchanged. More recently, financial system stresses convinced the Fed to lower interest rates three times: at the end of September, in mid-October, and in mid-November

A significant influence on the U.S. economy this year was slower growth in the overall world economy and the evolution of a worldwide financial crisis. Both events caused a drop in inflation, which helped send interest rates lower. The fall in inflation and lower interest rates benefited companies that sell to the consumer, as more income was left over after inflation to buy goods and services, and the cost of debt was reduced. Home mortgages were refinanced at lower rates, for example, putting more discretionary income in consumers' pockets.

The negative effect in the U.S. of slower global economies was directed toward the industrial sector. Corporate profits weakened, especially in Asian-impacted sectors, such as world-traded commodities (paper producers, for example) and exporters (computer manufacturers, for example). One result of this industrial weakness was to cool off a U.S. economy that had been growing perhaps too rapidly.

A financial crisis developed during the mid-summer months, primarily in Russia and Brazil. Panic set in as lenders called in outstanding loans and were reluctant to issue new debt, sharply reducing the economic outlook for these areas. The effect on European and U.S. companies was to lower profit growth expectations, given the decline in export opportunities to these geographies.

  Proactive steps appear to have been recently taken in attempts to stabilize the Japanese banks, to design a support package for Brazil, and to generally make money less expensive to lend. Economic prospects for the major developed countries will be powerfully impacted by whether foreign financial stresses in the coming months calm down, as the consensus appears to be currently concluding, or intensify, as was the fear just weeks ago.

Stock Market Overview

  The 12-month period ended October 31, 1998 reflected a number of contrasting phases in the U.S. stock market. There was strength during the early part of the period, as stocks recovered from the Asian-induced sell-off that occurred during the fourth quarter of 1997. By mid-summer, as large company security valuations neared all-time highs, there was a sharp market decline sparked by the implosion of the Russian financial markets. The U.S. stock market declined again in late September, due to the collapse of a major U.S. hedge fund. Finally, there was a strong rally from mid-October until the end of the fiscal year in response to
the   Federal   Reserve   Board'  s  lowering  of  short-term  interest  rates.

Over the 12-month period, investment returns for mid-sized and small companies were significantly lower than those for large companies, with the Standard & Poor's Midcap 400 Index returning 6.71% and the small-company Russell 2000 Index declining -11.84%.+ The erosion of expectations for corporate profit growth over the year contributed to an outperformance by a select few mega-cap growth stocks. Investors had confidence in the more consistent earnings growth from this small group of stocks that compose the bulk of the S&P 500 Index than for the broader market. Almost every other capitalization and investment style group
lagged    far    behind    these    mega-cap    growth    stocks.

Value Investing and Our Investment Process

  To once again summarize our investment philosophy, while there are other investment disciplines practiced at Dreyfus, members of the Dreyfus Value Team are passionate believers in value investing. As value investors, we want to buy growing companies, but we want to own them at a bargain price. In one sense, value investing can be a lower risk, more conservative style of equity investing because the prices of value stocks may decline less in falling markets, due to their already perceived "underpricing." Of course, they can underperform if company valuations do not improve as expected.

  Our approach to the selection of securities begins and ends with our analysts who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts on corporate earnings and cash flows to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of owned securities

We screen the universe of stocks by computer, according to two principal methods. The first computer screen determines value by calculating each security' s earnings yield (our forecast for earnings divided by the current security price) which, to justify purchase, should be greater than the yield available on reasonably long-term U.S. Treasury securities. Being paid more than this risk-free rate in order to take the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns, including various growth, valuation and leverage measures. We input into this computer model the current economic and stock market trends, and the computer calculates each security' s exposure to this environment. The model is an idea generator, and further detailed fundamental analysis is conducted on each potential holding to determine its suitability for the Fund. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 60 or so securities. We use similar disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

Examples of Our Investment Process

  The detailed fundamental analysis, computer modeling and portfolio strategy that go into the decision-making process for each security in the Fund is not possible in this short report. Instead, provided below are several brief summaries of some of the better and poorer performing securities within the Fund
during    the    annual    period.

  Biogen, a biotechnology company, was one of the better performing securities in your Fund during the annual period. Our earnings estimates for the company have been well above the Wall Street consensus, qualifying this growth stock as a value stock. We believe that the company's current products and new product pipeline, both near term and long term, are particularly promising. The security remained a holding at the end of the fiscal year.

  Xerox has been expanding its core copier business into the computer printer business with great initial success. The ability to provide quality service can be a significant competitive advantage. The security was one of the stronger performers in the Fund, and was sold when our investment discipline indicated that it was fully valued relative to the risk-free alternative.

  RJR Nabisco Holdings and Philip Morris Cos., both largely tobacco companies, were poor performers during much of the period. Congress could not agree on tobacco legislation that we believe would have significantly benefited both the public good and these securities. The tobacco companies recently resolved many of these same issues directly with the states, benefiting the securities. While we sold RJR Nabisco Holdings during the Fund's fiscal year in order to reduce exposure to the industry, we remained attracted to the unusually inexpensive valuation and high dividend yield of Philip Morris.

  Bankers Trust, a major money-center bank, was a poor-performing security in your Fund. Almost every financial stock was punished during the summer months when emerging markets and worldwide bond markets ran into difficulties. We reacted quickly to reduce exposure to the industry, including the sale of this security.

  In almost any Fund there are both strong performing and poor performing securities. Our job is to maximize the good and minimize the bad, while keeping risk at tolerable levels. We will not be successful every quarter or every year, but we work hard to reward our fellow investors over the long term.

  Diligent management of your investment is our highest priority. Thank you for entrusting us with your assets.

               Sincerely,

               [Timothy M. Ghriskey signature]


               Timothy M. Ghriskey

               Portfolio Manager

November 30, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of
U.S.    stock    market    performance.

*** SOURCE: WILSHIRE ASSOCIATES, INC. -- The Wilshire Large Company Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value. Beginning with the fiscal year ended October 31, 1998, this Index will be used as the Fund's primary
benchmark    index.

+SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s MidCap 400 Index is a broad-based index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall mid-cap stock market performance. The Russell 2000 Index is an unmanaged index and is a leading barometer of the overall performance of small company stocks.



DREYFUS LARGE COMPANY VALUE FUND                             OCTOBER 31, 1998
-----------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS LARGE COMPANY VALUE FUND WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE
                      WILSHIRE LARGE COMPANY VALUE INDEX

                                    Dollars

$26,192

Standard & Poor's 500 Composite Stock Price Index*

$22,564

Wilshire Large Company Value Index**

$22,419

Dreyfus Large Company Value Fund

  *  Source: Lipper Analytical Services, Inc.

**  Source: Wilshire Associates, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------

                   One Year Ended                     From Inception (12/29/93)

                   October 31, 1998                       to October 31, 1998
                  ------------------                  -------------------------

                       4.83%                                  18.15%
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Large Company Value Fund on 12/29/93 (Inception Date) to a $10,000 investment made on that date in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500) as well as to the Wilshire Large Company Value Index which are described below. For comparative purposes, the value of each Index on 12/31/93 is used as the beginning value on 12/29/93. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index, which was the Fund' s primary benchmark Index since its inception, is a widely accepted, unmanaged index of overall stock market performance. The Wilshire Large Company Value Index, composed of the largest 750 stocks in the Wilshire 5000 Index which meet certain statistical criteria for "value," has been selected as the new primary comparative index because, like the Fund, it focuses on "value" stocks. It is believed that this Wilshire Index provides a more accurate comparison with the Fund' s value investment style. Pursuant to applicable federal regulations, the performance of the S&P 500 will be provided for this fiscal year, but will not be provided for the fiscal year ended October 31, 1999. The Indices do not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS LARGE COMPANY VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

Common Stocks--95.8%                                                                                 Shares            Value
-------------------------------------------------------                                          ____________     _____________
           Consumer Durables--5.1%  Ford Motor . . . . . . . . . . . . . . . . . . . . . .             45,700    $    2,479,225

                                    General Motors . . . . . . . . . . . . . . . . . . . .             36,500         2,301,781

                                    Shaw Industries  . . . . . . . . . . . . . . . . . . .            125,000         2,171,875

                                                                                                                  _____________

                                                                                                                      6,952,881

                                                                                                                  _____________

       Consumer Non-Durables--7.6%  ConAgra. . . . . . . . . . . . . . . . . . . . . . . .             80,000         2,435,000

                                    Kimberly-Clark . . . . . . . . . . . . . . . . . . . .             57,400         2,769,550

                                    Philip Morris Cos. . . . . . . . . . . . . . . . . . .             50,000         2,556,250

                                    Whitman  . . . . . . . . . . . . . . . . . . . . . . .            120,000         2,572,500

                                                                                                                  _____________

                                                                                                                     10,333,300

                                                                                                                  _____________

           Consumer Services--2.0%  McDonald's . . . . . . . . . . . . . . . . . . . . . .             40,000         2,675,000

                                                                                                                  _____________

      Electronic Technology--11.9%  Boeing     . . . . . . . . . . . . . . . . . . . . . .             66,000         2,475,000

                                    Compaq Computer  . . . . . . . . . . . . . . . . . . .             72,000         2,277,000

                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .             30,000         2,675,625

                                    International Business Machines  . . . . . . . . . . .             21,200         3,146,875

                                    Perkin-Elmer . . . . . . . . . . . . . . . . . . . . .             40,000         3,372,500

                                    Storage Technology . . . . . . . . . . . . . . . . (a)             67,500         2,257,031

                                                                                                                  _____________

                                                                                                                     16,204,031

                                                                                                                  _____________

             Energy Minerals--9.6%  British Petroleum, A.D.R.  . . . . . . . . . . . . . .             32,000         2,830,000

                                    Conoco . . . . . . . . . . . . . . . . . . . . . . . .             33,700           838,288

                                    Exxon  . . . . . . . . . . . . . . . . . . . . . . . .             31,700         2,258,625

                                    Mobil  . . . . . . . . . . . . . . . . . . . . . . . .             29,500         2,232,781

                                    Texaco . . . . . . . . . . . . . . . . . . . . . . . .             39,800         2,360,638

                                    USX-Marathon Group . . . . . . . . . . . . . . . . . .             76,000         2,484,250

                                                                                                                  _____________

                                                                                                                     13,004,582

                                                                                                                  _____________

                    Finance--24.3%  American General . . . . . . . . . . . . . . . . . . .             35,000         2,397,500

                                    BankAmerica  . . . . . . . . . . . . . . . . . . . . .             35,000         2,010,313

                                    CIGNA  . . . . . . . . . . . . . . . . . . . . . . . .             42,000         3,063,375

                                    EXEL, Cl. A  . . . . . . . . . . . . . . . . . . . . .             32,700         2,499,506

                                    Everest Reinsurance Holdings . . . . . . . . . . . . .             70,000         2,410,625

                                    First Union  . . . . . . . . . . . . . . . . . . . . .             42,500         2,465,000

                                    Fleet Financial Group  . . . . . . . . . . . . . . . .             67,600         2,699,775

                                    Freddie Mac  . . . . . . . . . . . . . . . . . . . . .             51,300         2,949,750

                                    KeyCorp  . . . . . . . . . . . . . . . . . . . . . . .             73,200         2,218,875

                                    National City  . . . . . . . . . . . . . . . . . . (a)             37,700         2,424,581

                                    Norwest  . . . . . . . . . . . . . . . . . . . . . . .             73,300         2,725,844

                                    SunAmerica . . . . . . . . . . . . . . . . . . . . . .             34,700         2,446,350

                                    Torchmark  . . . . . . . . . . . . . . . . . . . . . .             61,800         2,703,750

                                                                                                                  _____________

                                                                                                                     33,015,244

                                                                                                                  _____________

           Health Technology--7.0%  Allergan . . . . . . . . . . . . . . . . . . . . . . .             38,000         2,372,625

                                    Amgen  . . . . . . . . . . . . . . . . . . . . . . (a)             30,000         2,356,875

                                    Biogen . . . . . . . . . . . . . . . . . . . . . . (a)             35,000         2,432,500

                                    Pharmacia & Upjohn . . . . . . . . . . . . . . . . . .             43,000         2,276,313

                                                                                                                  _____________

                                                                                                                      9,438,313

                                                                                                                  _____________

DREYFUS LARGE COMPANY VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________     _____________

         Industrial Services--3.3%  Schlumberger . . . . . . . . . . . . . . . . . . . . .             42,000    $    2,205,000

                                    Waste Management . . . . . . . . . . . . . . . . . . .             49,500         2,233,688

                                                                                                                  _____________

                                                                                                                      4,438,688

                                                                                                                  _____________

         Non-Energy Minerals--3.9%  Aluminum Co. of America  . . . . . . . . . . . . . . .             36,300         2,876,775

                                    Lafarge  . . . . . . . . . . . . . . . . . . . . . . .             70,000         2,358,125

                                                                                                                  _____________

                                                                                                                      5,234,900

                                                                                                                  _____________

          Process Industries--2.8%  duPont (E.I.) de Nemours & Co. . . . . . . . . . . . .             36,300         2,087,250

                                    Owens-Illinois . . . . . . . . . . . . . . . . . . (a)             58,000         1,772,625

                                                                                                                  _____________

                                                                                                                      3,859,875

                                                                                                                  _____________

                Retail Trade--1.6%  Federated Department Stores  . . . . . . . . . . . (a)             56,600         2,175,563

                                                                                                                  _____________

              Transportation--3.2%  CNF Transportation . . . . . . . . . . . . . . . . . .             60,000         1,815,000

                                    Union Pacific  . . . . . . . . . . . . . . . . . . . .             54,400         2,590,800

                                                                                                                  _____________

                                                                                                                      4,405,800

                                                                                                                  _____________

                  Utilities--13.5%  Ameritech  . . . . . . . . . . . . . . . . . . . . . .             42,000         2,265,375

                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .             60,800         3,230,000

                                    Coastal  . . . . . . . . . . . . . . . . . . . . . . .             88,000         3,102,000

                                    MCI WorldCom . . . . . . . . . . . . . . . . . . . . .             47,300         2,613,325

                                    Niagara Mohawk Power . . . . . . . . . . . . . . . . .            154,000         2,252,250

                                    Texas Utilities  . . . . . . . . . . . . . . . . . . .             60,000         2,625,000

                                    U S West . . . . . . . . . . . . . . . . . . . . . . .             39,500         2,266,311

                                                                                                                  _____________

                                                                                                                     18,354,261

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $114,095,671)  . . . . . . . . . . . . . . .                         $130,092,438

                                                                                                                  _____________



                                                                                                  Principal
Short-Term Investments--2.7%                                                                       Amount            Value
------------------------------------------------------------------------------------------       ____________     _____________
              U.S. Treasury Bills:  4.49%, 12/17/1998  . . . . . . . . . . . . . . . . . .     $       73,000  $         72,643

                                    4.37%, 12/24/1998  . . . . . . . . . . . . . . . . . .             94,000            93,442

                                    4.11%, 12/31/1998  . . . . . . . . . . . . . . . . . .             35,000            34,765

                                    4.02%, 1/7/1999  . . . . . . . . . . . . . . . . . . .             82,000            81,380

                                    4.11%, 1/28/1999 . . . . . . . . . . . . . . . . . . .          3,382,000         3,347,504

                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $3,630,143)  . . . . . . . . . . . . . . . .                       $    3,629,734

                                                                                                                  _____________



TOTAL INVESTMENTS (cost $117,725,814). . . . . . . . . . . . . . . . . . . . . . . . . . .              98.5%      $133,722,172

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.5%     $    2,089,682

                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $135,811,854

                                                                                                      _______     _____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LARGE COMPANY VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $117,725,814      $133,722,172

                                 Receivable for investment securities sold . . . . . . . .                            2,200,092

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                              165,153

                                 Receivable for shares of Common Stock subscribed  . . . .                               35,981

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               41,023

                                                                                                                  _____________

                                                                                                                    136,164,421

                                                                                                                  _____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               95,742

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               27,461

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                              136,907

                                 Payable for shares of Common Stock redeemed . . . . . . .                               74,632

                                 Interest payable  . . . . . . . . . . . . . . . . . . . .                                  706

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               17,119

                                                                                                                  _____________

                                                                                                                        352,567

                                                                                                                  _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $135,811,854

                                                                                                                  _____________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $119,719,225

                                 Accumulated undistributed investment income--net  . . . .                              453,341

                                 Accumulated net realized gain (loss) on investments,
                                   forward currency exchange contracts and
                                   foreign currency transactions . . . . . . . . . . . . .                             (357,070)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4(b) . . . . . . . . . . . . . . .                           15,996,358

                                                                                                                  _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $135,811,854

                                                                                                                  _____________



SHARES OUTSTANDING

(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                            6,397,732


NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $21.23

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS LARGE COMPANY VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $13,321 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .           $2,383,465

                                 Interest  . . . . . . . . . . . . . . . . . . . .              176,130

                                                                                            ___________

                                    Total Income . . . . . . . . . . . . . . . . .                              $   2,559,595

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .            1,196,867

                                 Shareholder servicing costs--Note 3(b)  . . . . .              635,709

                                 Registration fees . . . . . . . . . . . . . . . .               49,058

                                 Prospectus and shareholders' reports  . . . . . .               33,161

                                 Professional fees . . . . . . . . . . . . . . . .               24,472

                                 Custodian fees--Note 3(b) . . . . . . . . . . . .               20,765

                                 Directors' fees and expenses--Note 3(c) . . . . .                8,729

                                 Interest expense--Note 2  . . . . . . . . . . . .                  834

                                 Miscellaneous . . . . . . . . . . . . . . . . . .                8,168

                                                                                            ___________

                                    Total Expenses . . . . . . . . . . . . . . . .                                  1,977,763

                                                                                                                  ___________


INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    581,832

                                                                                                                  ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                    Net realized gain (loss) on investments

                                    and foreign currency transactions  . . . . . .         $  (431,167)

                                 Net realized gain (loss) on forward currency


                                    exchange contracts . . . . . . . . . . . . . .              145,195

                                                                                            ___________

                                        NET REALIZED GAIN (LOSS) . . . . . . . . .                                   (285,972)

                                 Net unrealized appreciation (depreciation) on
                                    investments and foreign currency transactions  .                                8,199,995

                                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                  7,914,023

                                                                                                                  ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                 $8,495,855

                                                                                                                 ___________



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LARGE COMPANY VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended         Year Ended
                                                                                           October 31, 1998   October 31, 1997
                                                                                           _______________    _______________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $       581,832     $      408,170

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .         (285,972)          7,983,595

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . .         8,199,995          5,923,746

                                                                                            ______________     ______________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .         8,495,855         14,315,511

                                                                                            ______________     ______________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (419,872)          (262,874)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . .        (8,053,887)        (2,353,920)

                                                                                            ______________     ______________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (8,473,759)        (2,616,794)

                                                                                            ______________     ______________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        53,216,392        172,616,707

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8,047,136          2,254,119

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (87,433,544)       (58,796,553)

                                                                                            ______________      ______________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . .       (26,170,016)       116, 074,273

                                                                                            ______________     ______________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .       (26,147,920)        127,772,990

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       161,959,774         34,186,784

                                                                                            ______________     ______________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $135,811,854       $161,959,774

                                                                                            ______________     ______________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . .   $       453,341    $       291,381

                                                                                            ______________     ______________

                                                                                                Shares             Shares

                                                                                            ______________     ______________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,507,151          8,530,858

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . .           393,504            121,976

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (4,087,272)        (2,962,260)

                                                                                            ______________     ______________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . .       (1,186,617)          5,690,574

                                                                                            ______________     ______________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LARGE COMPANY VALUE FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                     Year Ended October 31,
                                                                       ______________________________________________________

PER SHARE DATA:                                                     1998         1997         1996         1995        1994(1)
                                                                   _______       _______      _______     _______      _______
   Net asset value, beginning of period  . . . . . . . . . .        $21.35       $18.05       $15.46        $12.63       $12.50

                                                                   _______      _______      _______       _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .09          .07          .12           .22          .26

   Net realized and unrealized gain (loss) on investments  .           .91         4.33         4.68          2.93         (.13)

                                                                   _______      _______      _______       _______      _______

       Total from Investment Operations  . . . . . . . . . .          1.00         4.40         4.80          3.15          .13

                                                                   _______      _______      _______       _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.06)        (.11)        (.21)         (.32)          --

   Dividends from net realized gain on investments . . . . .         (1.06)        (.99)       (2.00)           --           --

                                                                   _______      _______      _______       _______      _______

       Total Distributions . . . . . . . . . . . . . . . . .         (1.12)       (1.10)       (2.21)         (.32)          --

                                                                   _______      _______      _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .        $21.23       $21.35       $18.05        $15.46       $12.63

                                                                   _______      _______      _______       _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          4.83%       25.29%       34.35%        25.73%        1.04%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .          1.24%        1.22%        1.25%          .83%          --

   Ratio of net investment income to average net assets  . .           .36%         .41%         .93%         1.64%        2.08%(2)

   Decrease reflected in above expense ratios due to
       undertakings by the Manager . . . . . . . . . . . . .            --          .06%         .32%         1.76%        2.01%(2)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .        156.72%      110.14%      186.39%       143.61%       48.35%(2)

   Net Assets, end of period (000's Omitted) . . . . . . . .      $135,812     $161,960      $34,187        $6,687       $5,168

------------------

(1) From December 29, 1993 (commencement of operations) to October 31, 1994.

(2) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LARGE COMPANY VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Large Company Value Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering eight series including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS LARGE COMPANY VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $290,000 available for Federal income tax purposes to be applied against future net securities profits, if any realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--BANK LINE OF CREDIT:

  The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

  The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1998 was approximately $12,900, with a related weighted average annualized interest rate of 6.47%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, the Fund was charged $398,956 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $135,763 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended October 31, 1998, the Fund was charged $20,765 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended October 31, 1998, redemption fees amounted to $4,087.

  (E) During the period ended October 31, 1998, the Fund incurred total brokerage commissions of $646,593, of which $456 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon.

DREYFUS LARGE COMPANY VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1998, amounted to $241,810,083 and $273,046,428, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1998, there were no open forward currency exchange contracts.

  (B)   At   October  31,  1998,  accumulated  net  unrealized  appreciation  on
investments   was   $15,996,358   consisting  of  $18,536,016  gross  unrealized
appreciation and $2,539,658 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS LARGE COMPANY VALUE FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Large Company Value Fund

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Value Fund (one of the series constituting Dreyfus Growth and Value Funds, Inc.) as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Dreyfus Large Company Value Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

December 10, 1998


DREYFUS LARGE COMPANY VALUE FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes, the Fund hereby designates $.075 per share as a long-term capital gain distribution of the $1.110 per share paid on December 10, 1997.

  The Fund also designates 15.83% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS LARGE COMPANY

VALUE FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940








Printed in U.S.A.                                             251AR9810

Large Company

Value

Annual Report

October 31, 1998



DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to provide you with this report for Dreyfus Small Company Value Fund for the 12-month period ended October 31, 1998. Over this period, your Fund' s total return was -20.83%.* This compares with a total return of -11.84% for the Russell 2000 Index, which serves as the Fund's benchmark index.*

The Fund's performance was adversely affected by our holdings in capital goods and basic industries, two of the most economically sensitive sectors of the market. Further, an early move to an underweight position in energy and technology hampered performance. A modest exposure in financial stocks and an underweight position in utilities also hurt results.

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

  The 12 months ended October 31, 1998 encompassed some very different market phases. There was stock market strength during the early part of the period. Then small-cap indices started to erode in the spring and were joined by large-cap indices by mid-summer. A sharp decline until the end of August was followed by a brief rebound and then a renewed decline amid financial fears until early October. The last few weeks of the fiscal year saw a strong rally in response to the easing of monetary policy. Over the 12-month period, the total return on the Standard & Poor's Stock Price Index was 22.01%. Returns on mid-cap and small-cap stock indices tended to be weaker than on large-caps, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly 11 months of the fiscal year, but then eased policy twice. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last few weeks of the fiscal year, these fears began to ebb and the stock market rebounded.

  The erosion of expectations about average corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks for much of the fiscal year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns.

  The fiscal year ended October 31, 1998 was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 19.71%, while the Russell 1000 Growth Index returned 24.64% and the Russell 1000 Value Index returned 14.83% . The return on the Russell Midcap Index was 4.46% while the small-cap Russell 2000 Index return was -11.84%.***

PORTFOLIO FOCUS

  Our investment philosophy for the Fund focuses on identifying cheap stocks with positive short-term business trends and solid long-term fundamentals. We
examine   many   measures   to   identify   cheap   stocks;  price-to-earnings,
price-to-book, price-to-sales, and breakup value are the most important. We also pay close attention to normalized earnings for cyclical industries. Our focus is more on stocks that are cheap versus their own historical valuation ranges rather than against the market as a whole. There are many stocks that trade well below historical average valuation measures, such as price-to-book, despite the popular press's focus on how expensive the overall market is.

  While cheap stocks tend to have less downside risk than the overall market, our primary focus is on those stocks where business is getting better and there is good potential for positive earnings surprises. We spend a lot of time talking to managements of out-of-favor companies and industries in order to identify positive turns in business trends before the improvements become widely known by Wall Street. As holdings appreciate to fair value we sell them even if business conditions remain very favorable. Our dedication to the "value" style of investing is of paramount importance. Additionally, our analysis is done on a stock-by-stock basis. Our sector weightings result from detailed bottom-up analysis of individual securities. To help manage risk, we run a highly diversified portfolio, which typically holds more than 150 companies. The portfolio is diversified by economic sector as well. We believe that this value-oriented and risk-averse strategy is particularly well suited to today's market environment.

  We believe that the considerable volatility in the prices of individual securities has presented the opportunity to find attractively valued small capitalization stocks. As investors become increasingly focused on the short-term outlook for companies (i.e., next quarter's earnings sustainability), they may be missing the long-term picture in the business analysis. With a perspective that is both short- and long-term, value-oriented and research driven, we will seek to capitalize on the volatility in the current stock market.

  We have invested in a number of companies that we believe to be attractively valued in the consumer services and consumer nondurables sectors. Some of these stocks historically have traded at very rich earnings multiples, but recently have been severely penalized by the market because of short-term challenges or a modest deceleration of growth. Yet we believe that these companies can continue to be high quality, consistent long-term growers. One area where we believe there is considerable value is in shoe manufacturing and retailing. Companies such as Wolverine World Wide and Maxwell Shoe have continued to do very well despite a tough retail environment for shoes. When industry-wide inventory excesses are corrected, we expect the shares to respond favorably.

  We have substantially raised our weighting in technology following the severe decline experienced by the sector due to concerns about Asia. While it is true that many technology companies have a higher concentration of sales in Asia than most other companies, the declines in the prices of many high quality, high growth enterprises have been too severe, in our opinion. Many technology issues are trading at levels close to their all-time lows on several valuation measures. Recent order trends indicate a strong pickup in demand for computers and computer equipment. Excess inventories have been reduced and a period of improved sales and earnings may be at hand. Recent stock performance seems to confirm a more positive market environment for the group. Symantec, which we have owned for some time, was severely punished by the market for a recent earnings disappointment. Having substantially reduced our position in anticipation of such a risk, we subsequently raised the holding to among the largest in the portfolio because we believe it was hit way too hard by the market. The shares have recently rebounded considerably.

  We believe that energy stock valuations have become very compelling after significantly trailing the market for most of the year. Most exploration and production companies trade at the low end of historical valuation ranges. For the most part, this is due to falling energy prices. We do not try to forecast energy prices. While energy prices fluctuate, we are comforted by the very low valuations and strong production growth characteristics of the companies recently added to the Fund. We have also added energy services stocks, which until recently were not cheap enough, given our valuation criteria.

  Utilities were among the best performing stocks in the recent market decline. This was driven by falling interest rates and, more importantly, investors seeking safe havens from the risks of earnings disappointments due to the Asian crisis. We don' t own stocks in the group because, in our opinion, growth prospects are anemic, business momentum is neutral and political risk is high.

  We remain overweighted in transportation, particularly truckers, because in our opinion valuations assume a "worst case" economic environment, yet business fundamentals are relatively sound.

  We continue to de-emphasize financial stocks because valuations are not compelling. Financials are trading well above historical multiple ranges on such measures as price-to-earnings and price-to-book. In part, this is due to the consolidation trend within the banking sector, as the potential takeover premiums are built into many stocks. We are disciplined about valuation, however, and won' t buy stocks in hope of a takeover. Much of the highly publicized drop in financials this fall was concentrated on the large money center banks and brokers. Small cap financial stocks did not get cheap enough to meet our valuation hurdles.

  In recent weeks the overall markets seem to have stabilized as a result of actions by the Federal Reserve to reduce interest rates and restore confidence in the economy. This has been particularly beneficial for small cap stocks, given a significant improvement in liquidity of smaller issuers.

  We believe that in due course, the investment philosophy that we follow will prove itself once again. It is a pleasure and a privilege to serve your investment needs.

               Sincerely,


               [Peter I. Higgins signature]



               Peter I. Higgins

               Portfolio Manager

November 16, 1998

Boston, MA

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.-- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted, unmanaged index composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

***SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. All indices are unmanaged and include reinvested dividends.


DREYFUS SMALL COMPANY VALUE FUND                             OCTOBER 31, 1998
-----------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SMALL COMPANY
                     VALUE FUND AND THE RUSSELL 2000 INDEX

                                    Dollars

$18,210

Dreyfus Small Company Value Fund

$15,676

Russell 2000 Index*

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------

           One Year Ended                     From Inception (12/29/93)

          October 31, 1998                       to October 31, 1998




              (20.83)%                                 13.18%

---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Small Company Value Fund on 12/29/93 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/29/93. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

Common Stocks--97.1%                                                                                 Shares           Value
-------------------------------------------------------                                          ____________     _____________
            Basic Industries--4.2%  CalMat . . . . . . . . . . . . . . . . . . . . . . . .            268,200   $     6,285,938

                                    Cherry, Cl. B  . . . . . . . . . . . . . . . . . . . .  (a)        57,900           709,275

                                    Gaylord Container, Cl. A . . . . . . . . . . . . . . .  (a)       527,600         1,582,800

                                    IMCO Recycling . . . . . . . . . . . . . . . . . . . .            106,300         1,468,269

                                    Philip Services  . . . . . . . . . . . . . . . . . . .  (a)        94,285            47,143

                                    Safety-Kleen . . . . . . . . . . . . . . . . . . . . .  (a)       536,700         1,643,644

                                    Structural Dynamics Research . . . . . . . . . . . . .  (a)        30,000           431,250

                                    Wausau-Mosinee Paper . . . . . . . . . . . . . . . . .             36,400           634,725

                                                                                                                  _____________

                                                                                                                     12,803,044

                                                                                                                  _____________

               Capital Goods--6.8%  Aviall . . . . . . . . . . . . . . . . . . . . . . . .  (a)       190,400         2,058,700

                                    Avondale Industries  . . . . . . . . . . . . . . . . .  (a)       142,400         3,711,300

                                    Building Material Holdings . . . . . . . . . . . . . .  (a)         6,200            68,975

                                    Chicago Bridge & Iron N.V. . . . . . . . . . . . . . .            158,800         1,617,775

                                    DONCASTERS, A.D.S. . . . . . . . . . . . . . . . . . .  (a)       221,400         3,099,600

                                    Fairchild, Cl. A . . . . . . . . . . . . . . . . . . .  (a)       161,100         2,174,850

                                    Genlyte Group  . . . . . . . . . . . . . . . . . . . .  (a)        75,400         1,493,863

                                    Hawk, Cl. A  . . . . . . . . . . . . . . . . . . . . .  (a)        49,600           496,000

                                    Intermet . . . . . . . . . . . . . . . . . . . . . . .              5,200            84,500

                                    OmniQuip International . . . . . . . . . . . . . . . .            100,300         1,341,513

                                    Vivid Technologies . . . . . . . . . . . . . . . . . .  (a)        15,000            88,125

                                    Wabash National  . . . . . . . . . . . . . . . . . . .            205,200         3,642,300

                                    Wolverine Tube . . . . . . . . . . . . . . . . . . . .  (a)        23,500           497,906

                                                                                                                  _____________

                                                                                                                     20,375,407

                                                                                                                  _____________

           Computer Software--6.8%  ARDENT Software  . . . . . . . . . . . . . . . . . . .  (a)       292,500         4,387,500

                                    Learning Company . . . . . . . . . . . . . . . . . . .  (a)       253,400         6,540,888

                                    Sybase . . . . . . . . . . . . . . . . . . . . . . . .  (a)       157,400           934,563

                                    Symantec . . . . . . . . . . . . . . . . . . . . . . .  (a)       531,700         8,507,200

                                                                                                                  _____________

                                                                                                                     20,370,151

                                                                                                                  _____________

           Consumer Durables--4.4%  BE Aerospace . . . . . . . . . . . . . . . . . . . . .  (a)       190,500         4,095,750

                                    Beazer Homes USA . . . . . . . . . . . . . . . . . . .  (a)        94,600         1,673,238

                                    Dura Automotive System, Cl. A  . . . . . . . . . . . .  (a)        96,400         2,301,550

                                    LADD Furniture . . . . . . . . . . . . . . . . . . . .  (a)        81,400         1,475,375

                                    Midway Games . . . . . . . . . . . . . . . . . . . . .  (a)        97,600           957,700

                                    Newmark Homes  . . . . . . . . . . . . . . . . . . . .             42,500           345,313

                                    Tristar Aerospace  . . . . . . . . . . . . . . . . . .            239,800         2,457,950

                                                                                                                  _____________

                                                                                                                     13,306,876

                                                                                                                  _____________

       Consumer Non-Durables--9.4%  Ashworth . . . . . . . . . . . . . . . . . . . . . . .  (a)       218,400         1,392,300

                                    Authentic Fitness  . . . . . . . . . . . . . . . . . .             30,400           419,900

                                    Ball . . . . . . . . . . . . . . . . . . . . . . . . .             88,400         3,729,375

                                    Crown Crafts . . . . . . . . . . . . . . . . . . . . .            208,200         1,171,125

                                    Delta Woodside Industries  . . . . . . . . . . . . . .             70,800           398,250

                                    Fruit of The Loom, Cl. A . . . . . . . . . . . . . . .  (a)        56,300           858,575

                                    Houghton Mifflin . . . . . . . . . . . . . . . . . . .             55,600         2,168,400

                                    Maxwell Shoe, Cl. A  . . . . . . . . . . . . . . . . .  (a)       160,000         1,880,000

DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


Common Stocks (continued)                                                                           Shares           Value
-------------------------------------------------------                                          ____________     _____________

Consumer Non-Durables (continued)   Phillips-Van Heusen  . . . . . . . . . . . . . . . . .            251,600    $    2,311,575

                                    Pilgrim's Pride  . . . . . . . . . . . . . . . . . . .             52,100         1,201,556

                                    Pillowtex  . . . . . . . . . . . . . . . . . . . . . .             54,000         1,755,000

                                    SLI  . . . . . . . . . . . . . . . . . . . . . . . . .  (a)        59,400           994,950

                                    Saint John Knits . . . . . . . . . . . . . . . . . . .            234,000         4,723,875

                                    Vans . . . . . . . . . . . . . . . . . . . . . . . . .  (a)       282,400         2,329,800

                                    Warnaco Group, Cl. A . . . . . . . . . . . . . . . . .             27,500           702,969

                                    Wolverine World Wide . . . . . . . . . . . . . . . . .            180,100         2,352,556

                                                                                                                  _____________

                                                                                                                     28,390,206

                                                                                                                  _____________

          Consumer Services--18.0%  ACNielsen  . . . . . . . . . . . . . . . . . . . . . .  (a)        37,600         1,005,800

                                    Bon-Ton Stores . . . . . . . . . . . . . . . . . . . .  (a)       172,700         1,133,344

                                    Boyd Gaming  . . . . . . . . . . . . . . . . . . . . .  (a)       274,400           823,200

                                    Brown Group  . . . . . . . . . . . . . . . . . . . . .            242,000         3,856,875

                                    Brylane  . . . . . . . . . . . . . . . . . . . . . . .  (a)        68,100         1,098,113

                                    Buffets  . . . . . . . . . . . . . . . . . . . . . . .  (a)       217,900         2,356,044

                                    Building One Services  . . . . . . . . . . . . . . . .  (a)       116,500         1,441,688

                                    CEC Entertainment  . . . . . . . . . . . . . . . . . .  (a)       137,000         3,870,250

                                    Cadmus Communication . . . . . . . . . . . . . . . . .             85,000         1,476,875

                                    Claire's Stores  . . . . . . . . . . . . . . . . . . .            238,000         4,031,125

                                    Discount Auto Parts  . . . . . . . . . . . . . . . . .  (a)       119,600         2,885,350

                                    Dress Barn . . . . . . . . . . . . . . . . . . . . . .  (a)        81,100         1,145,538

                                    Elder-Beerman Stores . . . . . . . . . . . . . . . . .  (a)       133,900         1,564,956

                                    Emmis Communications, Cl. A  . . . . . . . . . . . . .  (a)       144,600         4,735,650

                                    Finish Line, Cl. A . . . . . . . . . . . . . . . . . .  (a)       182,900         1,943,313

                                    Finley Enterprises . . . . . . . . . . . . . . . . . .  (a)       149,700         1,061,934

                                    J & J Snack Foods  . . . . . . . . . . . . . . . . . .  (a)       119,300         2,684,250

                                    Lithia Motors, Cl. A . . . . . . . . . . . . . . . . .  (a)       126,600         1,899,000

                                    Micro Warehouse  . . . . . . . . . . . . . . . . . . .  (a)       102,300         2,231,419

                                    Miller Industries  . . . . . . . . . . . . . . . . . .  (a)       297,400         1,561,350

                                    OfficeMax  . . . . . . . . . . . . . . . . . . . . . .  (a)       379,100         3,459,288

                                    Sapiens International  . . . . . . . . . . . . . . . .  (a)       220,000         1,498,750

                                    Stage Stores . . . . . . . . . . . . . . . . . . . . .  (a)        84,400         1,118,300

                                    Station Casinos  . . . . . . . . . . . . . . . . . . .  (a)       107,500           645,000

                                    Sunglass Hut International . . . . . . . . . . . . . .  (a)       143,900           665,538

                                    Sykes Enterprises  . . . . . . . . . . . . . . . . . .  (a)        85,500         1,677,938

                                    Timberland, Cl. A  . . . . . . . . . . . . . . . . . .  (a)        16,800           672,000

                                    Young Broadcasting, Cl. A  . . . . . . . . . . . . . .  (a)        47,700         1,505,531

                                                                                                                  _____________

                                                                                                                     54,048,419

                                                                                                                  _____________

                      Energy--7.6%  Barrett Resources  . . . . . . . . . . . . . . . . . .  (a)        11,200           263,900

                                    Devon Energy . . . . . . . . . . . . . . . . . . . . .             67,000         2,269,625

                                    EEX  . . . . . . . . . . . . . . . . . . . . . . . . .  (a)       505,400         1,958,425

                                    Forecenergy  . . . . . . . . . . . . . . . . . . . . .  (a)        80,300           476,781

                                    Giant Industries . . . . . . . . . . . . . . . . . . .            161,300         1,885,194

                                    Houston Exploration  . . . . . . . . . . . . . . . . .  (a)       169,400         3,006,850

                                    Marine Drilling  . . . . . . . . . . . . . . . . . . .  (a)       143,800         1,608,763

                                    Newfield Exploration . . . . . . . . . . . . . . . . .  (a)        60,400         1,468,475

                                    Newpark Resources  . . . . . . . . . . . . . . . . . .  (a)       308,400         2,910,525

DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


Common Stocks (continued)                                                                           Shares           Value
-------------------------------------------------------                                          ____________     _____________

                Energy (continued)  Range Resources  . . . . . . . . . . . . . . . . . . .            513,700    $    2,921,669

                                    Santa Fe Energy Resources  . . . . . . . . . . . . . .  (a)       369,200         2,999,750

                                    Titan Exploration  . . . . . . . . . . . . . . . . . .  (a)       195,600         1,149,150

                                                                                                                  _____________

                                                                                                                     22,919,107

                                                                                                                  _____________

          Financial Services--7.9%  ARM Financial Group, Cl. A . . . . . . . . . . . . . .            143,000         2,743,813

                                    Astoria Financial  . . . . . . . . . . . . . . . . . .            137,313         5,904,459

                                    Bay View Capital . . . . . . . . . . . . . . . . . . .             52,600           907,350

                                    CNA Surety . . . . . . . . . . . . . . . . . . . . . .  (a)       132,800         1,867,500

                                    FirstFed Financial . . . . . . . . . . . . . . . . . .  (a)         9,300           152,288

                                    Golden State Bancorp . . . . . . . . . . . . . . . . .  (a)       163,060         3,128,714

                                    Guarantee Life Cos.  . . . . . . . . . . . . . . . . .             66,300         1,276,275

                                    Klamath First Bancorp  . . . . . . . . . . . . . . . .             73,400         1,339,550

                                    PFF Bancorp  . . . . . . . . . . . . . . . . . . . . .  (a)       201,700         2,962,469

                                    Resource Bancshares Mortgage Group . . . . . . . . . .             50,600           746,350

                                    SCPIE Holdings . . . . . . . . . . . . . . . . . . . .             89,700         2,814,338

                                                                                                                  _____________

                                                                                                                     23,843,106

                                                                                                                  _____________

                 Health Care--7.4%  CONMED . . . . . . . . . . . . . . . . . . . . . . . .  (a)       229,300         6,076,434

                                    Elscint  . . . . . . . . . . . . . . . . . . . . . . .             81,200           913,500

                                    ESC Medical Systems  . . . . . . . . . . . . . . . . .  (a)       310,800         2,525,250

                                    Hologic Inc. . . . . . . . . . . . . . . . . . . . . .  (a)       194,300         2,659,481

                                    King Pharmaceuticals . . . . . . . . . . . . . . . . .            161,400         2,511,788

                                    PharMerica . . . . . . . . . . . . . . . . . . . . . .  (a)       471,900         1,592,663

                                    Quest Diagnostics  . . . . . . . . . . . . . . . . . .            231,500         3,848,688

                                    Rural/Metro Corp.  . . . . . . . . . . . . . . . . . .  (a)        68,500           719,250

                                    SpaceLabs Medical  . . . . . . . . . . . . . . . . . .  (a)       102,200         1,481,900

                                                                                                                  _____________

                                                                                                                     22,328,954

                                                                                                                  _____________

                 Technology--20.1%  CFM Technologies . . . . . . . . . . . . . . . . . . .  (a)        10,800            97,200

                                    CHS Electronics  . . . . . . . . . . . . . . . . . . .  (a)       443,200         4,321,200

                                    Credence Systems . . . . . . . . . . . . . . . . . . .  (a)       217,000         3,227,875

                                    DSP Group  . . . . . . . . . . . . . . . . . . . . . .  (a)        83,300         1,332,800

                                    Diamond Multimedia Systems . . . . . . . . . . . . . .  (a)        82,100           472,075

                                    Electroglas  . . . . . . . . . . . . . . . . . . . . .  (a)       104,100         1,307,756

                                    FSI International  . . . . . . . . . . . . . . . . . .  (a)        56,300           365,950

                                    GT Interactive Software  . . . . . . . . . . . . . . .  (a)       250,700         1,707,894

                                    Hadco  . . . . . . . . . . . . . . . . . . . . . . . .  (a)        53,700         1,691,550

                                    HMT Technology . . . . . . . . . . . . . . . . . . . .  (a)       199,400         1,719,825

                                    Hutchinson Technology  . . . . . . . . . . . . . . . .  (a)        38,600           750,288

                                    Hypercom . . . . . . . . . . . . . . . . . . . . . . .  (a)       242,100         2,299,950

                                    In Focus Systems . . . . . . . . . . . . . . . . . . .  (a)       386,100         2,413,125

                                    KEMET  . . . . . . . . . . . . . . . . . . . . . . . .  (a)        77,900         1,090,600

                                    Kulicke & Soffa Industries . . . . . . . . . . . . . .  (a)       149,100         2,432,194

                                    LTX  . . . . . . . . . . . . . . . . . . . . . . . . .  (a)       276,500           553,000

                                    Lam Research . . . . . . . . . . . . . . . . . . . . .  (a)       195,500         2,822,531

                                    Lattice Semiconductor  . . . . . . . . . . . . . . . .  (a)        30,200         1,026,800

                                    Maxtor . . . . . . . . . . . . . . . . . . . . . . . .  (a)       348,700         3,704,938

DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


Common Stocks (continued)                                                                           Shares           Value
-------------------------------------------------------                                          ____________     _____________

            Technology (continued)  Mosaix . . . . . . . . . . . . . . . . . . . . . . . .  (a)        44,200   $       273,488

                                    Oak Industries . . . . . . . . . . . . . . . . . . . .  (a)       102,900         2,784,731

                                    Pioneer Standard Electronics . . . . . . . . . . . . .            127,300         1,137,744

                                    Planar Systems . . . . . . . . . . . . . . . . . . . .  (a)        97,400           876,600

                                    Power Integrations . . . . . . . . . . . . . . . . . .            114,000         1,824,000

                                    Praegitzer Industries  . . . . . . . . . . . . . . . .  (a)       187,600         1,553,563

                                    Read-Rite  . . . . . . . . . . . . . . . . . . . . . .  (a)       235,500         2,531,625

                                    Silicon Valley Group . . . . . . . . . . . . . . . . .             88,000         1,127,500

                                    Splash Technology Holdings . . . . . . . . . . . . . .  (a)       242,500         2,046,094

                                    Trimble Navigation Ltd.  . . . . . . . . . . . . . . .  (a)        82,500           660,000

                                    Unitrode . . . . . . . . . . . . . . . . . . . . . . .  (a)       206,200         2,590,388

                                    Vishay Intertechnology . . . . . . . . . . . . . . . .            111,000         1,678,875

                                    VLSI Technology  . . . . . . . . . . . . . . . . . . .  (a)       134,400         1,293,600

                                    Vtel . . . . . . . . . . . . . . . . . . . . . . . . .  (a)        61,500           280,594

                                    Wang Laboratories  . . . . . . . . . . . . . . . . . .  (a)       216,200         4,621,275

                                    Watkins-Johnson  . . . . . . . . . . . . . . . . . . .             99,900         1,860,638

                                                                                                                  _____________

                                                                                                                     60,478,266

                                                                                                                  _____________

              Transportation--4.5%  American Freightways . . . . . . . . . . . . . . . . .  (a)       265,500         2,256,750

                                    Arkansas Best  . . . . . . . . . . . . . . . . . . . .  (a)       470,300         2,527,863

                                    Covenant Transport, Cl.A . . . . . . . . . . . . . . .  (a)        75,100         1,135,888

                                    Kitty Hawk . . . . . . . . . . . . . . . . . . . . . .  (a)       223,600         2,236,000

                                    Knightsbridge Tankers  . . . . . . . . . . . . . . . .             30,819           670,313

                                    Old Dominion Freight Line  . . . . . . . . . . . . . .  (a)        24,600           307,500

                                    USFreightways  . . . . . . . . . . . . . . . . . . . .             60,100         1,506,256

                                    Yellow . . . . . . . . . . . . . . . . . . . . . . . .  (a)       173,800         2,791,663

                                                                                                                  _____________

                                                                                                                     13,432,233

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $356,335,724). . . . . . . . . . . . . . . . . . . . . . . . . . .              97.1%      $292,295,769

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2.9%     $    8,612,641

                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $300,908,410

                                                                                                      _______     _____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $356,335,724      $292,295,769

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              318,758

                                 Receivable for investment securities sold . . . . . . . .                           16,396,836

                                 Dividends and interest receivable . . . . . . . . . . . .                               44,653

                                 Receivable for shares of Common Stock subscribed  . . . .                               43,059

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               86,967

                                                                                                                  _____________

                                                                                                                    309,186,042

                                                                                                                  _____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              217,707

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               57,860

                                 Payable for investment securities purchased . . . . . . .                            5,842,054

                                 Bank loan payable--Note 2 . . . . . . . . . . . . . . . .                            1,900,000

                                 Payable for shares of Common Stock redeemed . . . . . . .                              191,862

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               68,149

                                                                                                                  _____________

                                                                                                                      8,277,632

                                                                                                                  _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $300,908,410

                                                                                                                  _____________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $370,854,482

                                 Accumulated net realized gain (loss) on investments,
                                   options written and securities sold short . . . . . . .                           (5,906,117)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4(b) . . . . . . . . . . . . . . .                          (64,039,955)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $300,908,410

                                                                                                                  _____________

SHARES OUTSTANDING

(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                           17,641,449


NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $17.06

                                                                                                                        _______

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $15,116 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .         $  2,553,468

                                 Interest  . . . . . . . . . . . . . . . . . . . .              644,858

                                                                                          _____________

                                    Total Income . . . . . . . . . . . . . . . . .                              $   3,198,326

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .            3,078,535

                                 Shareholder servicing costs--Note 3(b)  . . . . .            1,570,727

                                 Registration fees . . . . . . . . . . . . . . . .               89,977

                                 Custodian fees--Note 3(b) . . . . . . . . . . . .               81,585

                                 Prospectus and shareholders' reports  . . . . . .               75,155

                                 Professional fees . . . . . . . . . . . . . . . .               52,061

                                 Directors' fees and expenses--Note 3(c) . . . . .               26,551

                                 Interest expense--Note 2  . . . . . . . . . . . .               23,264

                                 Dividends on securities sold short  . . . . . . .                7,920

                                 Miscellaneous . . . . . . . . . . . . . . . . . .               17,817

                                                                                          _____________

                                    Total Expenses . . . . . . . . . . . . . . . .                                  5,023,592

                                                                                                                _____________


INVESTMENT (LOSS). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 (1,825,266)

                                                                                                                _____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                    Net realized gain (loss) on investments:

                                    Long transactions (including options written)  .      $  (3,155,750)

                                    Short sale transactions  . . . . . . . . . . .           (1,207,774)

                                                                                          _____________

                                        NET REALIZED GAIN (LOSS) . . . . . . . . .                                 (4,363,524)

                                 Net unrealized appreciation (depreciation) on
                                    investments, options written and securities
                                    sold short . . . . . . . . . . . . . . . . . .                                (82,191,499)

                                                                                                                _____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                (86,555,023)

                                                                                                                _____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . .                               $(88,380,289)

                                                                                                                _____________






                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                               Year Ended        Year Ended
                                                                                            October 31, 1998  October 31, 1997
                                                                                            _______________    _______________
OPERATIONS:
  Investment income (loss)--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   (1,825,266)    $      257,749

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .         (4,363,524)         6,631,396

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . .        (82,191,499)        17,725,090

                                                                                             ______________     ______________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .        (88,380,289)        24,614,235

                                                                                             ______________     ______________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (275,563)           (46,432)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . .         (7,072,792)        (2,431,882)

                                                                                             ______________     ______________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (7,348,355)        (2,478,314)

                                                                                             ______________     ______________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        296,824,006        460,227,849

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,869,046          2,423,279

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (283,794,090)      (124,900,940)

                                                                                             ______________     ______________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . .         19,898,962        337,750,188

                                                                                             ______________     ______________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .        (75,829,682)       359,886,109

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        376,738,092         16,851,983

                                                                                             ______________     ______________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 300,908,410      $ 376,738,092

                                                                                             ______________     ______________



UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . .           ----       $        259,232

                                                                                             ______________     ______________

                                                                                                 Shares               Shares

                                                                                             ______________     ______________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,797,646         22,290,239

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . .            320,684            145,455

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (13,638,948)        (6,227,693)

                                                                                             ______________     ______________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . .            479,382         16,208,001

                                                                                             ______________     ______________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                       Year Ended October 31,
                                                                      ______________________________________________________

PER SHARE DATA:                                                     1998          1997         1996         1995        1994(1)
                                                                   _______      _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . . .        $21.95       $17.66       $14.00        $12.43       $12.50

                                                                   _______      _______      _______       _______      _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . .          (.09)(2)       --          .07           .10          .30

   Net realized and unrealized gain (loss) on investments  .         (4.39)        6.43         4.69          2.33         (.37)

                                                                   _______      _______      _______       _______      _______

   Total from Investment Operations  . . . . . . . . . . . .         (4.48)        6.43         4.76          2.43         (.07)

                                                                   _______      _______      _______       _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.02)        (.04)        (.09)         (.33)          --

   Dividends from net realized gain on investments . . . . .          (.39)       (2.10)       (1.01)         (.53)          --

                                                                   _______      _______      _______       _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . . .          (.41)       (2.14)       (1.10)         (.86)          --

                                                                   _______      _______      _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .        $17.06       $21.95       $17.66        $14.00       $12.43

                                                                   _______      _______      _______       _______      _______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .        (20.83%)      40.22%       35.99%        21.30%        (.56%)(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . .          1.21%        1.23%        1.27%          .84%          --

   Ratio of interest expense and dividends on
       securities sold short to average net assets . . . . .           .01%         .02%         .02%          .07%         .01%(3)

   Ratio of net investment income (loss) to average net assets . .    (.44%)        .22%         .62%          .79%        2.39%(3)

   Decrease reflected in above expense ratios due to
       undertakings by The Dreyfus Corporation . . . . . . .            --          .05%         .41%         1.80%        2.07%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .        132.38%       76.11%      183.58%       161.01%      219.63%(3)

   Net Assets, end of period (000's Omitted) . . . . . . . .      $300,908     $376,738      $16,852        $6,404       $5,166

------------

(1)  From December 29, 1993 (commencement of operations) to October 31, 1994.

(2)  Based on average shares outstanding at each month end.

(3)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Small Company Value Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering eight series including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"). The Boston Company Asset Management, Inc. ("TBC Asset Management"), an indirect subsidiary of Mellon and an affiliate of Dreyfus, serves as the Fund' s sub-investment adviser. Premier Mutual Fund Services, Inc. (the " Distributor" ) is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $5,228 during the period ended October 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  As of October 31, 1998, the Fund reclassified certain components of net assets. The reclassifications resulted in a net decrease to accumulated investment loss of $1,841,597, a decrease in accumulated net realized gain
(loss) on investments of $1,074,937 and a decrease in paid-in capital of $766,660. Net assets were not affected by these reclassifications.

NOTE 2--BANK LINE OF CREDIT:

  The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

  The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1998 was approximately $380,700, with a related weighted average annualized interest rate of 6.11%.

NOTE   3--INVESTMENT   ADVISORY  FEE,  SUB-INVESTMENT  ADVISORY  FEE  AND  OTHER
TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of
 . 375 of 1% of the value of the Fund's average daily net assets and is payable monthly by Dreyfus.

  (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, the Fund was charged $1,026,178 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $280,533 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended October 31, 1998, the Fund was charged $81,585 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the redemption or exchange occurs less than fifteen days following the date of issuance.

DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and option transactions, during the period ended October 31, 1998 is summarized as follows:


                                                                                            Purchases                Sales
                                                                                          _____________          _____________
   Long transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $533,116,172           $523,406,715

   Short sale transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,350,848                 88,810

                                                                                            ___________            ___________

       TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $538,467,020           $523,495,525

                                                                                            ___________            ___________


  The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.
The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or liquid securities sufficient to cover its short position. At October 31, 1998, there were no securities sold short outstanding.

  In addition, the following table summarizes the Fund's call options written for the period ended October 31, 1998:


                                                                                                       Options Terminated
                                                                                                   _________________________

                                                                                                                        Net

                                                               Number of         Premiums                            Realized
                                                               Contracts         Received            Cost           Gain (Loss)
                                                              __________        __________        __________        __________
   OPTIONS WRITTEN:

   Contracts outstanding October 31, 1997  . . . . . . . .          2,471         $533,444

   Contracts written . . . . . . . . . . . . . . . . . . .            897          159,966

                                                                 ________        _________

                                                                    3,368          693,410

                                                                 ________        _________

   Contracts Terminated:

       Closed  . . . . . . . . . . . . . . . . . . . . . .            397            53,882            $67,191         $(13,309)

       Exercised . . . . . . . . . . . . . . . . . . . . .            447           140,391                 --               --

       Expired . . . . . . . . . . . . . . . . . . . . . .          2,524           499,137                 --          499,137

                                                                 ________         _________           ________        _________

          Total contracts terminated . . . . . . . . . . .          3,368          $693,410            $67,191         $485,828

                                                                 ________         _________           ________        _________

   Contracts outstanding October 31, 1998  . . . . . . . .             --                --

                                                                 ________         _________


  The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.

  As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss if the price of the financial instrument increases between those dates. At October 31, 1998, there were no open options contracts outstanding.

  (B)   At   October  31,  1998,  accumulated  net  unrealized  depreciation  on
investments   was   $64,039,955   consisting  of  $14,589,723  gross  unrealized
appreciation and $78,629,678 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

REPORT OF ERNST AND YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Small Company Value Fund

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Small Company Value Fund (one of the Funds constituting Dreyfus Growth and Value Funds, Inc.) as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Dreyfus Small Company Value Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

December 10, 1998



DREYFUS SMALL COMPANY VALUE FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes, the Fund hereby designates $.045 per share as a long-term capital gain distribution of the $.400 per share paid on December 9, 1997.

  The Fund also designates 12.54% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS SMALL COMPANY

VALUE FUND

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISOR

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISOR

The Boston Company

Asset Management, Inc.

One Boston Place

Boston, MA 02108

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940




Printed in U.S.A.                                             253AR9810

Small Company

Value Fund

Annual Report

October 31, 1998